Draft--March 14, 1996

================================================================================
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

================================================================================

 [Letterhead of Lord Abbett U.S. Government Securities Money Market Fund, Inc.]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

       The Board of Directors of Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Fund") has called an Annual Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to reelect the current directors of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the board recommends that you vote in favor of a proposed revision of the fundamental investment policies and restrictions of the Fund which are intended to provide for greater flexibility in managing the Fund's portfolio and to permit the board to change applicable policies in the future without incurring the expense of shareholder meetings.

       Third, the directors propose that the Fund enter into a new 12b-1 Plan and Dis tribution Agreement with respect to each new proposed class of shares. These new 12b-1 Plans are designed to maintain the competitive position of the Fund and to encourage sales of Fund shares. These Plans, and the estimated effect of the Plans on the Fund's expenses, are described in detail in the proxy statement.

       Fourth, the directors propose that the Fund's Articles of Incorporation be amended (i) to authorize the creation of new classes and series of shares of
            -
the capital stock of the Fund, which is intended to encourage sales of Fund shares, and (ii) to confirm that the Fund may impose contingent deferred sales
             --
charges in connection with new classes of shares to be created (this change will have no effect on your shares).

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY



         LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT

   You are urged to sign and mail the proxy card in the enclosed postage-paid
  envelope whether   you own a few or many shares.  Your prompt return of the
proxy may save the Fund the   necessity and expense of further solicitations to
                        insure a quorum at this meeting.

                     LORD ABBETT U.S. GOVERNMENT SECURITIES
                            MONEY MARKET FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Annual Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of an annual meeting of the shareholders of Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM 1.  To elect directors;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;


ITEM 3. To approve or disapprove certain changes in the Fund's fundamental investment policies and restrictions;

ITEM 4. To approve or disapprove a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to each new proposed class of shares; and

ITEM 5. To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to create new
                        -
         classes and series of shares of capital stock; and (ii) confirming that
                                                             --
         the board may impose contingent deferred sales charges in connection with new classes of shares to be created (this change will have no effect on your shares).

                                 By order of the Board of Directors


                                 Kenneth B. Cutler
                                 Vice President and Secretary

The Board of Directors has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Fund issued and outstanding, of which ___ shares are to be classified as Class A Shares and ___ shares are to be classified as Class B Shares (see Item 5).



PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                     LORD ABBETT U.S. GOVERNMENT SECURITIES
                            MONEY MARKET FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

       This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett U.S. Government Securities Money Market Fund, Inc., a diversified open-end management investment company incorporated under the laws of Maryland (the "Fund"), for use at an annual meeting of shareholders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17,1996.

       At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ___________ shares of the Fund, of which ___ shares are to be classified as Class A Shares and ___ shares are to be classified as Class B Shares (see Item 5). Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. D.F. King & Co. has been retained to assist in the solicitation of proxies at an estimated cost of $_______. The cost of the solicitation will be borne by
_____________.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                        -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

 1.    ELECTION OF DIRECTORS

       The nominees for election as directors are Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Directors to succeed themselves. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to continue to serve as a director of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a director. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

       Information about each person nominated for election as a director is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.

                                                                         Director of
     Names and Ages of        Principal Occupation and Director-          the Fund
   Directors of the Fund                      ships                        Since
-----------------------------------------------------------------------------------
  Ronald P. Lynch (1)(2)     Chairman of the Board of the Fund.                1983
  60                         Partner of Lord Abbett.

  Robert S. Dow (1)(2)       President of the Fund.                            1995
  51                         Partner of Lord Abbett.

  E. Thayer Bigelow          President and Chief Executive of                  1994
  (2) 54                     Time Warner Cable Programming,
                             Inc.  Formerly President and Chief
                             Operating Officer of Home Box
                             Office, Inc.

  Stewart S. Dixon (2)       Partner in the law firm of Wildman,               1979
  65                         Harrold, Allen & Dixon.

  John C. Jansing (2)        Retired.  Former Chairman of Inde-                1979
  70                         pendent Election Corporation of
                             America, a proxy tabulating firm.

  C. Alan MacDonald (2)      General Partner, The Marketing                    1988
  62                         Partnership, Inc., a full service
                             marketing consulting firm.  Formerly
                             Chairman and Chief Executive Officer
                             of Lincoln Snacks, Inc., manufacturer
                             of branded snack foods (1992-1994).
                             Formerly President and Chief
                             Executive Officer of Nestle Foods
                             Corp., and prior to that, President
                             and Chief Executive Officer of
                             Stouffer Foods Corp., both
                             subsidiaries of Nestle SA,
                             Switzerland.  Currently serves as
                             Director of Den West Restaurant Co.,
                             J. B. Williams, and Fountainhead
                             Water Company.



                                                                         Director of
     Names and Ages of        Principal Occupation and Director-          the Fund
   Directors of the Fund                      ships                        Since
-----------------------------------------------------------------------------------
Hansel B. Millican, Jr. (2)  President and Chief Executive Officer             1983
67                           of Rochester Button Company.

Thomas J. Neff (2)           President, Spencer Stuart & Asso-                 1983
58                           ciates, an executive search consulting
                             firm.



--------------------
(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Investment Company Act of 1940, as amended, because of his association with Lord Abbett.

(2) Also a director or trustee of the other Lord Abbett-sponsored funds except for Lord Abbett Research Fund, Inc., of which only Messrs. Lynch, Dow, Millican and Neff are directors.

       Listed below is the number of shares of the Fund owned beneficially by each director as of March 22, 1996, together with the number of "phantom" shares credited to the account of each director under a plan (the "Deferred Plan") permitting independent directors to defer their directors' fees and to have the deferred amounts deemed invested in shares of the Fund for later payment. Also shown is the number of shares owned beneficially by the directors and officers as a group, together with such "phantom" shares credited to the accounts of directors and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding capital stock.


                                  Number of Shares Beneficially
                                              Owned
            Name                    and Phantom Shares/(1)/
------------------------------------------------------------------
Ronald P. Lynch                               5,041,161

Robert S. Dow                                     3,090

E. Thayer Bigelow                                   723

Stewart S. Dixon                                 21,402

John C. Jansing                                  21,256

C. Alan MacDonald                                 8,942

Hansel B. Millican, Jr.                          21,590

Thomas J. Neff                                   23,868

Directors and Officers as a
   group                                      5,142,032


___________________
(1) Of the shares listed in the foregoing table, the following constitute "phantom" shares credited to directors under the Deferred Plan:

Mr. Bigelow, 723 shares; Mr. Dixon, 20,714 shares; Mr. Jansing, 21,256 shares; Mr. MacDonald, 8,942 shares; Mr. Millican, 21,590 shares; Mr. Neff, 21,807 shares; and directors and officers as a group: 95,032 shares.

    The Board of Directors has only one standing committee, an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions performed by the Audit Committee include recommendation of the selection of independent public accountants for the Fund to the Board of Directors for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Act"). The Audit Committee held four meetings during the fiscal year ended June 30, 1995.

    The Board of Directors of the Fund met ten times during the fiscal year ended June 30, 1995, and each director attended at least 75% of the total number of meetings of the Board and, if he was a member of the Audit Committee, of such committee.

    The second column of the following table sets forth the compensation accrued by the Fund for the Independent Directors. The third and fourth columns set forth information with respect to the retirement plan for Independent Directors maintained by the Fund and the other Lord Abbett-sponsored funds. The fifth column sets forth the total compensation accrued by the Fund and such other funds for the Independent Directors. The second, third and fourth columns give information for the Fund's most recent fiscal year; the fifth column gives information for the calendar year ended December 31, 1995. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.


                                   For the Fiscal Year Ended June 30, 1995                For Year Ended
                                                                                                De-
                                                                                         cember 31, 1995
---------------------------------------------------------------------------------------------------------
           (I)                  (II)              (III)                (IV)                   (V)
---------------------------------------------------------------------------------------------------------
                                                                 Estimated Annual
                                           Pension or Retire-   Benefits Upon Re-
                                           ment Benefits        tirement Proposed
                             Aggregate       Accrued by the     to be Paid by the     Total Compensation
                                Com-           Fund and          Fund and Fifteen    Accrued by the Fund
                           pensation Ac-     Fifteen Other          Other Lord        and Fifteen Other
                           crued by the       Lord Abbett-      Abbett-sponsored      Lord Abbett-spon-
Name of Director              Fund/1/      sponsored Funds/2/        Funds/2/           sored Funds/3/
---------------------------------------------------------------------------------------------------------
E. Thayer Bigelow                   $413              $ 7,556              $33,600                $41,700
---------------------------------------------------------------------------------------------------------
Stewart S. Dixon                    $581              $22,595              $33,600                $42,000
---------------------------------------------------------------------------------------------------------
John C. Jansing                     $591              $28,636              $33,600                $42,960
---------------------------------------------------------------------------------------------------------
C. Alan MacDonald                   $597              $27,508              $33,600                $42,750
---------------------------------------------------------------------------------------------------------
Hansel B. Millican, Jr.             $588              $24,892              $33,600                $43,000
---------------------------------------------------------------------------------------------------------
Thomas J. Neff                      $573              $16,294              $33,600                $42,000
---------------------------------------------------------------------------------------------------------

(1) Independent Directors' fees, including attendance fees for board and committee meetings, are generally allocated among all Lord Abbett-sponsored funds based on net assets of each fund. A portion of the fees payable by the Fund to its Independent Directors is being deferred under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors. The total amount accrued under the plan for each Independent Director since the beginning of his tenure with the Fund, including dividends reinvested and changes in net asset value applicable to such deemed investments, as of June 30, 1995, were as follows: Mr. Bigelow, $419; Mr. Dixon, $20,151; Mr. Jansing, $20,836; Mr. MacDonald, $8,699; Mr. Millican, $20,711; and Mr. Neff, $20,929.

(2) Each Lord Abbett-sponsored fund has a retirement plan providing that Independent Directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such re tirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today.
     The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended June 30, 1995 with respect to the retirement benefits set forth in column (IV).

(3) This column shows aggregate Independent Director's fees, including attendance fees for board and committee meetings, of a nature referred to in the first sentence of footnote (1), accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch and Dow who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1986.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1979.

John J. Gargana, Jr., age 64, Vice President since 1979.

Thomas S. Henderson, age 64, Vice President since 1979.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995 -formerly Senior Vice President and General Counsel of American Capital Manage ment & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1987.

Robert G. Morris, age 51, Vice President since 1995.

E. Wayne Nordberg, age 59, Vice President since 1988.

Keith F. O'Connor, age 40, Treasurer since 1987.

Victor W. Pizzolato, age 63, Vice President since 1979.

David Seto, age 35, Executive Vice President since 1994.

John J. Walsh, age 60, Vice President since 1979.


     Pursuant to the Fund's By-Laws, the election of each director of the Fund requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees as a director of the Fund.


 2.  RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending June 30, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended June 30, 1995, and for a number of years prior thereto. Based on in formation in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending June 30, 1996.


 3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES OF THE FUND

     The Board of Directors has approved various amendments to the Fund's investment policies and restrictions in order to provide increased flexibility in managing the Fund's investment portfolio. Those investment policies and restrictions designated "fundamental" may only be changed by the vote of a "majority" (as defined in the Act) of the Fund's voting securities. Those investment policies and restrictions designated "non-fundamental" may be changed by the vote of the Board of Directors alone. Therefore, the proposed amendments to the fundamental policies and restrictions described below require shareholder approval. The Fund's current and proposed investment policies and restrictions (both fundamental and non-fundamental) with respect to various investment techniques and securities are set forth in Exhibit A attached hereto.

     Investment policies and restrictions govern generally the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The proposed changes are not expected to affect materially the current operations of the Fund. Although the proposed fundamental investment policies and restrictions are less restrictive than the current fundamental investment policies and restrictions of the Fund, non-fundamental restrictions have been adopted, to become effective with the proposed amendments to the fundamental policies and restrictions, which will limit the effect of such changes on the operations of the Fund. The proposed fundamental policies and restrictions are intended principally to provide greater flexibility in the future management of the Fund's investment portfolio. The Board of Directors has no present intention of approving actions permitted by these less restrictive fundamental policies. If it were to do so, the risks of investing in the Fund could be increased. No change is proposed with respect to the Fund's investment objective, which is to provide high current income and preservation of capital through investments in high-quality, short-term liquid securities.

     The proposed policies and restrictions restate many of the policies and restrictions currently in effect for the Fund. In some instances, certain fundamental policies and restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, as illustrated in Exhibit A, certain policies and restrictions previously deemed fundamental have been redesignated non-fundamental. By making certain policies and restrictions non-fundamental, the Board may amend a policy or restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs (normally borne by the Fund and its shareholders) of seeking a shareholder vote. Also, certain of the proposed fundamental investment policies and restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The policies and restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a shareholder vote to amend the policy or restriction to conform to applicable law, as revised.

     Approval of the proposed amendments to the Fund's fundamental investment restrictions and policies requires the affirmative vote of a "majority" (as defined in the Act) of the Fund's voting securities. A "majority" vote is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more
                                                                  -
of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding
                                         --
voting securities. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If the proposed amendments are not approved by the shareholders of the Fund, the current fundamental policies and restrictions will continue in effect.

     The Board of Directors recommends that shareholders vote in favor of the proposed amendments to the Fund's fundamental investment restrictions and policies.

 4.  NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE
     CLASS A AND CLASS C SHARES

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund unanimously approved, subject to shareholder approval, and determined to submit to the shareholders for approval, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (i) with respect to
                                                         -
shares purchased for cash or acquired through exchange for shares of one or more of the other Lord Abbett-sponsored funds, other than Lord Abbett Securities Trust, which shares are to be designated the "Class A Shares" (the "Proposed A Plan") and (ii) with respect to shares acquired through exchange for shares of
            --
Lord Abbett Securities Trust, which shares are to be designated the "Class C Shares" (the "Proposed C Plan"). See Item 5 below for a more detailed description of the two classes that are to be created out of the existing class of Fund shares. The text of the Proposed Plans are attached hereto as Exhibit
B. The directors who approved each Proposed Plan include all of the Independent Directors, none of whom is an "interested person" of the Fund within the meaning of the Act or has a direct or indirect financial interest in the operations of either Proposed Plan or in any agreements related thereto.

     If approved by shareholders, the Proposed Plans will replace a dis tribution plan and agreement with respect to all shareholders of the Fund (the "Current Plan") that was approved by shareholders on March 14, 1990 and became effective June 1, 1990. The Current Plan was last amended by action of the Board of Directors on September 1, 1994. No payments are being made under the Current Plan, which has been suspended since July 1, 1992. Similarly, no payments are expected to be made in the near future under the Proposed A Plan or the Proposed C Plan, both of which are to be suspended beginning on the date of their adoption by shareholders. The principal reason for creating the Proposed A and Proposed C Plans is to separate, in conjunction with the classification of shares described in Section 5 below, the distribution arrangements for two groups of shares which, though currently part of the same class of shares, have different exchange privileges.

     Under the Current Plan (except as to certain accounts for which tracking data is not available), the Fund is authorized to pay to dealers through Lord Abbett an annual service fee (payable quarterly) of 0.15% of the average daily net asset value of shares sold by dealers. These service fees are intended to provide additional incentives for dealers (a) to provide continuing information
                                           -
and investment services to their shareholder accounts and otherwise to encourage their accounts to remain invested in the Fund and (b) to sell shares of the
                                                   -
Fund.

     Under the Current Plan, holders of shares acquired through exchange for shares of another Lord Abbett-sponsored fund may be required to pay to the Fund on redemption a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost of the shares surrendered in exchange or the net asset value of the shares of the Fund so redeemed. If the redeemed shares were received in exchange for shares of a Lord Abbett-sponsored fund other than Lord Abbett Securities Trust and if a 1% distribution fee was paid by such other fund in connection with the purchase of such shares, a CDRC is payable if such Fund shares are redeemed on or before the end of the twenty-fourth month after the month in which the initial purchase occurred (an exception is made for certain redemptions by tax-qualified plans under Section 401 of the Internal Revenue Code due to plan loans, hardship withdrawal, death, retirement or separation from service with respect to plan participants). If the redeemed shares were received in exchange for shares of Lord Abbett Securities Trust, a CDRC is payable if the original shares were purchased less than a year before the redemption.

     Set forth below is a description of the principal changes to be effected under the Proposed Plans:

     (a) Level of Service Fees.  Under the Proposed A Plan, the Fund will be
         ---------------------
authorized to pay an annual service fee of 0.15%, while such service fee under the Proposed C Plan will be 0.25%. As noted above, however, no payments are expected to be made in the near future under the Proposed A Plan or the Proposed C Plan, both of which are to be suspended beginning on the date of their adoption by shareholders.

     (b) Categories of Persons Eligible to Receive Payments.  Service fee
         --------------------------------------------------
payments under the Proposed Plans could be made to all Authorized Institutions (institutions and persons permitted by applicable law and/or rules to receive such payments), rather than just to dealers as is the case under the Current Plan.

     (c) Use of Payments by Lord Abbett.  Lord Abbett would be permitted to use
         ------------------------------
payments received under the Proposed Plans to provide continuing services to shareholder accounts not serviced by Authorized Institutions.

     (d) CDRC.  The CDRC payable under the Proposed A Plan would be
         ----
substantially similar to that payable under the Current Plan with respect to shares acquired through exchange for shares of a Lord Abbett-sponsored fund other than Lord Abbett Securities Trust, and the CDRC payable under the Proposed C Plan would be substantially similar to that payable under the Current Plan with respect to shares acquired through exchange for shares of Lord Abbett Securities Trust, except that, in each case, no CDRC would be payable in connection with redemptions by retirement plans (not just those qualified under Section 401 of the Internal Revenue Code) attributable to any benefit payment or distribution of any excess contribution thereunder (not just those described above in connection with such exception under the Current Plan).

     (e) Lord Abbett Distributor.  The other party to the Proposed Plans is to
         -----------------------
be Lord Abbett Distributor LLC, a New York limited liability company, to be formed as a subsidiary of Lord Abbett ("Lord Abbett Distributor"), rather than Lord Abbett. Lord Abbett Distributor is to take on all the underwriting functions currently performed directly by Lord Abbett.

     In considering whether to recommend the Proposed Plans for approval, the Board considered, among other things, the factors set forth below:

     (i) Expanding Categories of Persons Eligible to Receive Payments. The
         ------------------------------------------------------------
Current Plan limits payments thereunder to dealers. Since that plan was adopted, different methods of distribution, using different entities, have developed in the industry. The Board of Directors sees no reason to limit the categories of persons eligible to receive payments under the Proposed Plans and believes that the availability of payments under the plans will induce such other entities to invest in Class A and Class C Shares.

     (ii) Flexibility in Distributor's Use of Payments.  Lord Abbett has advised
          --------------------------------------------
the Board of Directors of the Fund that allowing Lord Abbett Distributor to retain fees received from the Fund to provide continuing information and investment services to shareholder accounts will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to the Fund and its shareholders as a result of adopting the Proposed Plans, and having reviewed comparisons of the costs to the Fund of the Current Plans and the Proposed Plans, the Directors of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that each of the Proposed Plans will benefit the Fund, the Class A Shares and the Class C Shares and their shareholders, respectively. There can, however, be no assurance that the anticipated benefits will be realized.

     Set forth in the table below is a summary comparison of the Fund's expenses, on a current and pro-forma basis, taking into account the fees that could be paid under the Proposed A and C Plans. The annual operating expenses shown in the second column are the Fund's actual expenses for the fiscal year ended December 31, 1995. The expenses shown in the third and fourth columns represent, on a pro-forma basis, such actual expenses of the Fund adjusted to show the effect of the maximum service fees the Board has authorized under the Proposed A and C Plans, which fees are to be suspended indefinitely by Lord Abbett. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.



                    I                               II                 III              IV
--------------------------------------------------------------------------------------------------
                                                Year ended
                                               December 31,
                                           1995 (reflecting       Class A Shares    Class C Shares
                                            the Current Plan)     (pro-forma)       (pro-forma)
                                           --------------------   --------------    --------------
--------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases                None                None             None
Deferred Sales Load /1 /                          None/2/             None/2/          None/2/
--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------------------
Management Fee                                    0.50%               0.50%            0.50%
12b-1 Fees                                        0.00%/3/            0.00%/3/         0.00%/3/
Other Expenses                                    0.36%               0.36%            0.36%
--------------------------------------------------------------------------------------------------
Total Operating Expenses                          0.86%               0.86%            0.86%
--------------------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

           1 year                         3 years                        5 years                         10 years
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
             Pro        Pro                 Pro        Pro                 Pro        Pro                  Pro         Pro
            Forma      Forma               Forma      Forma               Forma      Forma                Forma       Forma
 Current   (A Plan)   (C Plan)   Current  (A Plan)   (C Plan)   Current  (A Plan)   (C Plan)   Current  (A Plan)    (C Plan)
---------  --------   --------   -------  --------   --------   -------  --------   --------   -------   -------    --------
-----------------------------------------------------------------------------------------------------------------------------
 $55/4/    $55/3,4/   $55/3,4/    $72/4/  $72/3,4/   $72/3,4/    $91/4/  $91/3,4/   $91/3,4/   $144/4/  $144/3,4/   $144/3,4/
-----------------------------------------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Under both the Current Plan and the Proposed A and C Plans, holders of shares acquired through exchange for shares of another Lord Abbett-sponsored fund may be required to pay a CDRC on redemption of up to 1% of the original cost of the shares surrendered in exchange or the net asset value of the shares of the Fund so redeemed. See above under Item 4.

3. This figure omits Rule 12b-1 fees because no payments are being made under the Current Plan, which has been suspended since July 1, 1992. Similarly, no payments are expected to be made in the near future under the Proposed A Plan or the Proposed C Plan, both of which are to be suspended beginning on the date of their adoption by shareholders. If the Proposed A Plan were to become operative, the Fund could pay a maximum annual service fee of 0.15% of net assets on behalf of the Class A Shares thereunder. If the Proposed C Plan were to become operative, the Fund could pay a maximum annual service fee of 0.25% of net assets on behalf of the Class C Shares thereunder.

4. Based on total current and pro-forma operating expenses shown in the table above.


     If the shareholders approve the Proposed Plans, the Proposed Plans shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July

12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Plans may be terminated at any time by a vote of a majority of the Independent Directors or by a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Directors.

     Each Proposed Plan provides that while it is in effect, the selection and nomination of Independent Directors is committed to the discretion of the Independent Directors then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Pursuant to Rule 12b-1 under the Act, an affirmative vote of the holders of a "majority" (as defined in the Act) of the Class A Shares is required for approval of the Proposed A Plan and a "majority" (as so defined) of the Class C Shares is required for approval of the proposed C Share Plan. A "majority" vote of a class is defined in the Act as the vote of the holders of the lesser of:

(i) 67% or more of the voting securities of such class present or represented by
--
proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such class are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such class. If a
    --
shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     If a Proposed Plan is not approved by the shareholders of the Class A Shares or the Class C Shares, the Current Plan for that class will continue in effect according to its terms.

     The Board of Directors recommends that Class A shareholders and Class C shareholders vote in favor of adoption of the Proposed A Plan and the Proposed C Plan, respectively.


5. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE CLASSES AND SERIES OF SHARES AND TO CONFIRM THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH REDEMPTIONS

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to give the Fund's Board of Directors the power to classify the Fund's shares into classes and series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit C.

     The Fund's Articles of Incorporation presently designate one class of shares of capital stock and do not authorize the Board of Directors to create additional classes or series. The Board of Directors believes that the Fund's best interests will be served if the Board of Directors is able to create new series of shares and classes of shares within a series, with each share of a series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the series and in the series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. It is expected that implementation of such a multi-class fund structure will (i) enable investors in
                                                          -
the Fund to choose the distribution option that best suits their individual situations, (ii) facilitate distribution of the Fund's shares, and (iii)
             --                                                     ---
maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     The Board of Directors has approved, subject to shareholder approval, two classes of shares which are to share in the Fund's portfolio but are to have different distribution arrangements. Holders of the existing class of Fund shares have acquired their shares in one of three ways: (i) through a purchase
                                                          -
for cash, (ii) through exchange for shares of one or more of the other Lord
           --
Abbett-sponsored funds other than Lord Abbett Securities Trust, or (iii) through
                                                                    ---
exchange for shares of a series of Lord Abbett Securities Trust. Shares acquired in the manner described in clause (i) or (ii) will be designated the "Class A Shares" and will continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares.
See Item 4 above. Shares acquired in the manner described in the foregoing clause (iii) will be designated the "Class C Shares" and will also continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class C Shares. See Item 4 above.

     If the proposed amendment to the Fund's Articles of Incorporation is approved, the Board of Directors will be authorized to create and issue one or more additional classes of shares within the existing series and to create additional series. Lord Abbett has advised the Board of Directors of the Fund that it intends to propose to the board in the near future that the board authorize the Fund to create a third class of shares, to be designated the "Class B Shares," to be issued in exchange for Class B Shares of other Lord Abbett-sponsored funds and as described in the FUnd's then-current prospectus. If authorized, the Class B Shares are expected to be similar to the Class C shares except that (i) they will be subject to a contingent deferred sales
                    -
charge ("CDSC") that is payable to the distributor of such shares, rather than subject to a contingent deferred reimbursement charge payable to the Fund as in the case with the Class C Shares, (ii) the B Share CDSC will be substantially
                                   --
larger than the 1% CDRC charged on early redemptions of Class C Shares, (iii)
                                                                         ---
the B Share CDSC will apply over a period of time substantially longer than the 12 months applicable to the C Share CDRC, and will scale down to zero over that longer period, and (iv) the Class B Shares will convert automatically into Class
                    --
A Shares at net asset value after a period of time.

     Shares of all classes will vote together on all matters affecting the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     The proposed amendment to the Fund's Articles of Incorporation will also make clear that the Fund may impose a CDSC and other charges (which charges may vary within and among the classes) payable upon redemption as may be established from time to time by the Board of Directors of the Fund. The Fund's Articles of Incorporation currently provide that the Fund may deduct a redemption charge not exceeding 1% of the net asset value of the shares being redeemed. The proposed amendment is deemed advisable in order to avoid any question as to whether a CDSC in excess of 1% may be imposed in connection with the issuance of future classes or series of the Fund's shares. The Board of Directors has no intention of imposing a CDSC on early redemptions of your Class A or Class C Shares.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of a majority of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


6.   OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

  b. Investment Adviser and Underwriter.
     ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

  c. Annual Report Available Upon Request.
     ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

d.   Portfolio Transactions.
     ----------------------

     Purchases and sales of portfolio securities usually will be principal transactions and normally such securities will be purchased directly from the issuer or from an underwriter or purchased from or sold to a market maker for the securities. Therefore, the Fund usually will pay no brokerage commissions on such transactions. Purchases from underwriters of portfolio securities will include a commission or concession paid by the issuer to the underwriter and purchases from or sales to dealers serving as market makers will include a dealer's markup or markdown. Principal transactions, including riskless principal transactions, are not afforded the protection of the safe harbor in
Section 28(e) of the Securities Exchange Act of 1934.

     The Fund's policy is to obtain best execution on all portfolio transactions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including dealer markups and markdowns and any brokerage commissions. This policy governs the selection of dealers and brokers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

     The Fund selects broker-dealers on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for the negotiation of prices and any commissions.

     The Fund may pay a brokerage commission on the purchase or sale of a security that could be purchased from or sold to a market maker if the Fund's net cost of the purchase or the net proceeds to the Fund of the sale are at least as favorable as the Fund could obtain on a direct purchase or sale. Brokers who receive such commissions may also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases and may include the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it purchased such equipment and software packages directly from the suppliers and attempted to generate such additional information through its own staff. No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

     For the fiscal years ended June 30, 1995, 1994 and 1993, the Fund paid no commissions to independent broker-dealers.

                            LORD ABBETT U.S. GOVERNMENT               SECURITIES
MONEY MARKET                 FUND, INC.


                            By:_______________________
                                Kenneth B. Cutler
                                Vice President and Secretary

COMPARISON OF CURRENT AND PROPOSED INVESTMENT POLICIES AND RESTRICTIONS

              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------
INVESTMENTS IN COMMON STOCK.

FUNDAMENTAL
The Fund may not buy common stocks or other             NON-FUNDAMENTAL
 voting securities.                                     The Fund may not buy common stocks or
                                                        other voting securities.
-------------------------------------------------------------------------------------------------------
SHORT SALES/MARGIN.

FUNDAMENTAL                                             FUNDAMENTAl
The Fund may not sell short or buy on margin            The Fund may purchase securities on
 (except for such short-term credits as are             margin to the extent permitted by applica-
 necessary for the clearance of transactions).          ble law.

                                                        NON-FUNDAMENTAL
                                                        The Fund may not make short sales of
                                                        securities or maintain a short position
                                                        to the extent permitted by applicable
                                                        law.
-------------------------------------------------------------------------------------------------------
BORROWING.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not borrow money, except from              The Fund may not borrow money, except
 banks (a) as a temporary measure for                   that (i) the Fund may borrow from banks
 extraordinary or emergency purposes and then           (as defined in the Act) in amounts up to
 only in amounts up to 5% of Fund assets taken          33 1/3% of its total assets (including the
 at cost or (b) in an amount up to 33 1/3% of total     amount borrowed), (ii) the Fund may bor-
 Fund assets in order to meet redemption requests       row up to an additional 5% of its total
 which might otherwise require untimely                 assets for temporary purposes, and (iii) the
 disposition of portfolio securities (the Fund will     Fund may obtain such short-term credit as
 repay all borrowings before making additional          may be necessary for the clearance of
 investments and interest paid on any such              purchases and sales of portfolio securities.
 borrowings will reduce net income).
                                                        NON-FUNDAMENTAL
                                                        The Fund may not borrow in excess of 5%
                                                        of its gross assets taken at cost or market
                                                        value, whichever is lower at the time of
                                                        borrowing, and then only as a temporary
                                                        measure for extraordinary or emergency
                                                        purposes.
-------------------------------------------------------------------------------------------------------


              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------
UNDERWRITING.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not engage in the underwriting of          The Fund may not engage in the under-
 any security issued by other persons except to         writing of securities, except pursuant to a
 the extent that in selling portfolio securities the    merger or acquisition or to the extent that,
 Fund may be deemed to be an underwriter under          in connection with the disposition of its
 federal securities laws.                               portfolio securities, it may be deemed to be
                                                        an underwriter under federal securities
                                                        laws.
-------------------------------------------------------------------------------------------------------
LENDING.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not make loans, except for (a)             The Fund may not make loans to other
 time or demand deposits with banks, (b)                persons, except that the acquisition of
 purchasing commercial paper or publicly-offered        bonds, debentures or other corporate debt
 debt securities at original issue or otherwise, (c)    securities and investment in government
 repurchase agreements (to the extent they may          obligations, commercial paper, pass-
 be considered loans) with sellers of securities the    through instruments, certificates of deposit,
 Fund has bought provided not more than 10% of          bankers acceptances, repurchase agree-
 Fund assets, taken at cost, may be invested in         ments or any similar instruments shall not
 repurchase agreements maturing in more than            be subject to this limitation, and except
 seven days and (d) loans of Fund portfolio             further that the Fund may lend its portfolio
 securities to registered broker-dealers if 100%        securities, provided that the lending of
 secured by cash or cash equivalents, made in           portfolio securities may be made only in
 full compliance with applicable regulations and        accordance with applicable law.
 which, in management's opinion, do not expose
 the Fund to significant risks.
-------------------------------------------------------------------------------------------------------


              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------
REAL ESTATE/COMMODITIES.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not buy or sell real estate,               The Fund may not buy or sell real estate
 although the Fund may buy short-term securities        (except that the Fund may invest in securi-
 secured by real estate or interests therein, or        ties directly or indirectly secured by real
 issued by companies which invest in real estate        estate or interests therein or issued by
 or interests therein.  The Fund may not buy or         companies which invest in real estate or
 sell commodities or commodity contracts,               interests therein), commodity or com-
 interests in oil, gas or other mineral exploration     modity contracts (except to the extent the
 or development programs.                               Fund may do so in accordance with appli-
                                                        cable law and without registering as a
                                                        commodity pool operator under the Com-
                                                        modity Exchange Act as, for example, with
                                                        futures contracts).

                                                        NON-FUNDAMENTAL
                                                        The Fund may not invest in real estate
                                                        limited partnership interests or interests in
                                                        oil, gas or other mineral leases, or
                                                        exploration or other development
                                                        programs, except that the Fund may invest
                                                        in securities issued by companies that
                                                        engage in oil, gas or other mineral
                                                        exploration or development activities.
-------------------------------------------------------------------------------------------------------
DIVERSIFICATION.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not buy securities of an issuer if         With respect to 75% of its gross assets, the
 the purchase would then cause more than 5% of          Fund may not buy securities of one issuer
 Fund assets, taken at cost, to be invested in the      representing (i) more than 5% of the
 securities of any one issuer, except the U.S.          Fund's gross assets, except securities
 Government, its agencies or instrumentalities.         issued or guaranteed by the U.S. Govern-
                                                        ment, its agencies or instrumentalities, or
                                                        (ii) 10% of the voting securities of such
                                                        issuer.
-------------------------------------------------------------------------------------------------------
INVESTMENT IN A SINGLE INDUSTRY.

FUNDAMENTAL
The Fund may not invest 25% or more of the              FUNDAMENTAL
 value of its assets in securities of issuers in any    The Fund may not invest more than 25%
 one industry, except the Fund may invest more          of its assets, taken at market value, in the
 than 25% in short-term securities issued by the        securities of issuers in any particular indus-
 U.S. Government or its agencies or                     try (excluding securities of the U.S.
 instrumentalities, finance companies, or banks or      Government, its agencies and instrumen-
 bank holding companies.                                talities).

-------------------------------------------------------------------------------------------------------


              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------
RESTRICTED/ILLIQUID SECURITIES.

FUNDAMENTAL
The Fund may not acquire securities with                NON-FUNDAMENTAL
 contractual or other restrictions on resale, except    The Fund may not invest knowingly more
 in connection with repurchase agreements.              than 15% of its net assets (at the time of
                                                        investment) in illiquid securities, except for
                                                        securities qualifying for resale under Rule
                                                        144A of the Securities Act of 1933,
                                                        deemed to be liquid by the Board of
                                                        Directors.
-------------------------------------------------------------------------------------------------------
MORTGAGING AND PLEDGING OF
 ASSETS.

FUNDAMENTAL                                             FUNDAMENTAL
The Fund may not pledge, mortgage or                    The Fund may not pledge its assets (other
 hypothecate its assets except to secure                than to secure borrowings, or to the extent
 borrowings as may be permissible under                 permitted by the Fund's investment
 "BORROWING" above, and in an aggregate                 policies, in connection with hedging trans-
 amount not to exceed 10% of its net assets.            actions, short sales, when-issued and
                                                        forward commitment transactions and simi-
                                                        lar investment strategies).
-------------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES OF
 OTHER INVESTMENT COMPANIES.

FUNDAMENTAL                                             NON-FUNDAMENTAL
The Fund may not buy securities of other                The Fund may not invest in the securities
 investment companies, except in connection with        of other investment companies, except as
 a merger, consolidation, acquisition or                permitted by applicable law.
 reorganization.

-------------------------------------------------------------------------------------------------------
OPTIONS.

FUNDAMENTAL                                             NON-FUNDAMENTAL
The Fund may not write or buy put or call               The Fund may not write, purchase or sell
 options.                                               puts, calls, straddles, spreads or
                                                        combinations thereof, except to the extent
                                                        permitted in the Fund's prospectus and
                                                        statement of additional information, as they
                                                        may be amended from time to time.
-------------------------------------------------------------------------------------------------------


              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------

 INVESTMENTS IN SECURITIES OF
 ISSUERS IN OPERATION FOR LESS
 THAN THREE YEARS.

FUNDAMENTAL
The Fund may not buy the securities of a
 company, which (including predecessors) has a          NON-FUNDAMENTAL
 record of less than three years' continuous            The Fund may not invest in securities of
 operation if such purchase would then cause            issuers which, with their predecessors,
 more than 5% of Fund assets to be invested in          have a record of less than three years
 the securities of such companies.                      continuous operations, if more than 5% of
                                                        the Fund's total assets would be invested in
                                                        such securities (this restriction shall not
                                                        apply to mortgage-backed securities, asset-
                                                        backed securities or obligations issued or
                                                        guaranteed by the U.S. Government, its
                                                        agencies or instrumentalities).
-------------------------------------------------------------------------------------------------------
OWNERSHIP OF PORTFOLIO SE-
 CURITIES BY OFFICERS AND
 DIRECTORS.

FUNDAMENTAL                                             NON-FUNDAMENTAL
The Fund may not buy or hold the outstanding            The Fund may not hold securities of any
 securities of any issuer if, to the knowledge of       issuer if more than  1/2 of 1% of the
 management, such securities of Fund officers           securities of such issuer are owned
 and directors and the partners of Lord Abbett          beneficially by one or more officers or
 each of whom owns beneficially more than  1/2 of       directors of the Fund or by one or more
 1% of such securities, together own beneficially       partners or members of the underwriter or
 more than 5% of such securities.                       investment advisor if these owners in the
                                                        aggregate own beneficially more than 5%
                                                        of the securities of such issuer.
-------------------------------------------------------------------------------------------------------
TRANSACTIONS WITH CERTAIN
 PERSONS.
No Policy/Restriction stated.                           NON-FUNDAMENTAL
                                                        The Fund may not buy from or sell to any
                                                        of its officers, directors, employees, or its
                                                        investment adviser or any of its officers,
                                                        directors, partners or employees, any
                                                        securities other than shares of the Fund's
                                                        common stock.
-------------------------------------------------------------------------------------------------------
SENIOR SECURITIES.
No Policy/Restriction stated.                           FUNDAMENTAL
                                                        The Fund may not issue senior securities to
                                                        the extent such issuance would violate
                                                        applicable law.
-------------------------------------------------------------------------------------------------------


              CURRENT POLICY/RESTRICTION                          PROPOSED POLICY/RESTRICTION
------------------------------------------------------  -----------------------------------------------
-------------------------------------------------------------------------------------------------------
PURCHASE OF WARRANTS.
No Policy/Restriction stated.                           NON-FUNDAMENTAL
                                                        The Fund may not invest in warrants if, at
                                                        the time of the acquisition, its investment
                                                        in warrants, valued at the lower of cost or
                                                        market, would exceed 5% of the Fund's
                                                        total assets (included within such
                                                        limitation, but not to exceed 2% of the
                                                        Fund's total assets, are warrants which are
                                                        not listed on the New York or American
                                                        Stock Exchange or a major foreign
                                                        exchange).
-------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B



                  Rule 12b-1 Distribution Plan and Agreement
Lord Abbett U.S. Government Securities Money Market Fund, Inc. -- Class A Shares
--------------------------------------------------------------------------------


        RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC., a Maryland corporation (the "Fund"), and LORD ABBETT DIS TRIBUTOR LLC, a New York limited liability company (the "Distributor").

        WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's Class A shares of capital stock (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement"), and

        WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Fund may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

        WHEREAS, the Plan will succeed a Rule 12b-1 Distribution Plan and Agreement between the Fund and Lord, Abbett & Co. ("Lord Abbett"), an affiliate of the Distributor.

        WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of the Shares.

        NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

        1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Autho rized Institutions of distribution and service fees which the Distributor receives from the Fund in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide
                                 -                      --
continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

        2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Fund in order to (a) finance any activity which is
                                              -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

        3. The Fund is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees at an annual rate not to exceed .15 of 1% of the
           -
average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Fund may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan.

        4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Fund hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Fund pay such fees in the future.

        5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Fund hereunder and shall provide to the Fund's Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

        6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

        7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

        8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

        9. This Plan may not be amended to increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in para graph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

        10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

        11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

        12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

        IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                  LORD ABBETT U.S. GOVERNMENT SECURITIES
         MONEY MARKET FUND, INC.

                  By:_____________________________
                     President

ATTEST:

___________________
Assistant Secretary

                    LORD ABBETT DISTRIBUTOR LLC


                    By:_____________________________

                                                                       EXHIBIT C


                  Rule 12b-1 Distribution Plan and Agreement
Lord Abbett U.S. Government Securities Money Market Fund, Inc. -- Class C Shares
--------------------------------------------------------------------------------


        RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC., a Maryland corporation (the "Fund"), and LORD ABBETT DIS TRIBUTOR LLC, a New York limited liability company (the "Distributor").

        WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's Class C shares of capital stock (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement"), and

        WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Fund may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

        WHEREAS, the Plan will succeed a Rule 12b-1 Distribution Plan and Agreement between the Fund and Lord, Abbett & Co. ("Lord Abbett"), an affiliate of the Distributor.

        WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of the Shares.

        NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

        1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Autho rized Institutions of distribution and service fees which the Distributor receives from the Fund in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to provide
                                 -                      --
continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

        2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Fund in order to (a) finance any activity which is
                                              -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares; provided that (i) any payments referred to in the foregoing clause (a) shall not
--------       -
exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments
                                                               --
referred to in clause (b) shall not exceed the service fee permitted to be paid at the time under paragraph 3 of this Plan.

        3. The Fund is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees at an annual rate not to exceed .25 of 1% of the
           -
average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Fund may pay the Distributor hereunder. Any such fees

(which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan.

        4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Fund hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Fund pay such fees in the future.

        5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Fund hereunder and shall provide to the Fund's Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

        6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

        7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

        8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

        9. This Plan may not be amended to increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Fund hereunder above the maximum amounts referred to in para graph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

        10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

        11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

        12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

        IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

                  LORD ABBETT U.S. GOVERNMENT SECURITIES            MONEY MARKET
FUND, INC.

                  By:_____________________________
                     President

ATTEST:

___________________
Assistant Secretary

                    LORD ABBETT DISTRIBUTOR LLC


                    By:_____________________________

  PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND AUTHORIZING THE
 BOARD OF   DIRECTORS TO CREATE NEW CLASSES AND SERIES OF SHARES OF THE CAPITAL
STOCK OF THE FUND AND   CONFIRMING THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED
            SALES CHARGES IN CONNECTION   WITH ITS RULE 12B-1 PLANS


The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                   ARTICLE V

        SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each, having an aggregate par value of $1,000,000 initially classified into one series, of which 960,000,000 shares of capital stock are initially classified as Class A shares and 40,000,000 shares of capital stock are initially classified as Class C shares. The Board of Directors of the Corporation shall have full power and authority, from time to time, to classify or reclassify any unissued shares of stock of the Corporation, including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All shares of stock of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other shares of stock of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of shares of stock of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. Notwithstanding any other provision of these Articles, upon the first classi fication of unissued shares of stock into additional series, the Board of Directors shall specify a legal name for the outstanding series, as well as for the new series, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon any further classification of the shares into additional classes, the Board of Directors shall specify a legal name for the new class or classes in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.

        SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:

          (a) Assets Belonging to Series. All consideration received or receivable by the Corporation for the issuance or sale of shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sen tence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.

          (b) Liabilities Belonging to Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallo cated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

          (c) Dividends. Dividends and distributions on shares of a particular series may be paid to the holders of shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

          (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.

          (e) Voting. On each matter submitted to vote of the stockholders, each holder of a share shall be entitled to one vote for each such share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or the Maryland General Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more (but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

          (f) Conversion. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, shares of a particular class of a series may be automatically converted into shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.

        SECTION 3. Each share of the capital stock of the Corporation shall be subject to the following provisions:

          (a) All shares of the capital stock of the Corporation now or hereafter authorized shall be subject to redemption and redeemable at the option of the stockholder, in the sense used in the General Laws of the State of Maryland authorizing the formation of corporations. Each holder of the shares of capital stock of the Corporation, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.

        SECTION 4. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the shares or votes entitled to be cast, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon pursuant to the provisions of these Articles of Incorporation.

        SECTION 5. No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation which it may issue or sell (whether out of the number of shares now or hereafter authorized by these Articles of Incorporation, or any amendment thereof, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

                                  ARTICLE VII

(g) To authorize any agreement of the character described in subsection (e) or
     (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director, officer, shareholder, or member of such other party may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director, officer, shareholder, or member of such other party. Any agreement entered into pursuant to said subsections (e) or (f), shall be consistent with and subject to the requirements of of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation, (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.

        SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:

          (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.

The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided), the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article V), in each case as of such determination time.

The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:

  (b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.

(c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.

        SECTION 4. The presence in person or by proxy of the holders of one-third of the shares of capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of shares of stock of any series or class are entitled to a separate vote as such series or class (each such series or class, a "Separate Class") or where the holders of shares of stock of two or more (but not all) series or classes are required to vote as a single series or class (each such single series or class, a "Combined Class"), the presence in person or by proxy of the holders of one-third of the shares of stock of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the shares of stock of all series, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of shares of the capital stock of the Corporation entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of shares of the capital stock of the Corporation entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of shares of capital stock of the Corporation in excess of one-third of the shares of stock of all series or classes, or of the affected series or classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

        SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its capital stock of the Corporation, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any other asset owned by the Corporation; the number of shares of stock of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of shares of stock of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of, any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of shares of stock of any series or class.

        SECTION 6. The Corporation is adopting its corporate title through permission of the firm Lord, Abbett & Co., and if it shall enter into a management or advisory contract with such firm or a subsidiary of affiliate of such firm, or a successor, the Corporation shall make appropriate agreements that upon the termination of such contract for any cause, or if such firm or subsidiary or affiliate or successor deems it advisable to with-draw the right to the use of its name, the Corporation will, at the request of such firm or subsidiary or affiliate or successor, take such action as may be necessary to change its name to eliminate all use of or reference to the words "Lord Abbett" in any form and will neither use the registered service market of Lord, Abbett & Co., without the written consent of such firm or subsidiary or affiliate or successor. The Corporation shall also agree in such contract that investment companies other than the Corporation for which such firm or subsidiary or affiliate or successor may act as investment adviser, and other companies affiliated with Lord, Abbett & Co., may be formed with the words "Lord Abbett" in their corporate titles. Such agreements on the part of the Corporation are hereby made binding upon it, its directors, officers, stockholders, creditors and all other persons claiming under or through it.


The Articles of Amendment which set forth the amended provisions above also provide as follows:

Each share (including for this purpose a fraction of a share) of capital stock issued and outstanding prior to these Articles of Amendment becoming effective (other than shares that were issued in connection with an exchange of shares held in Lord Abbett Securities Trust, a Delaware business trust (each such share, a "Securities Trust Share" and collectively, the "Securities Trust Shares")) shall, at the time these Articles of Amendment become effective, be reclassified automatically, and without any action or choice on the part of the holder, into a Class A share (or the same fraction of a Class A share) of the initial series of capital stock. Each Securities Trust Share issued and outstanding prior to these Articles of Amendment becoming effective shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a Class C share (or the same fraction of a Class C share). Outstanding certificates representing issued and outstanding shares of capital stock of the Corporation immediately prior to these Articles of Amendment becoming effective shall, upon these Articles of Amendment becoming effective, be deemed to represent the same number of Class A shares or Class C shares, as the case may be, of the initial series of capital stock. If the Corporation issues stock certificates upon the request of a stockholder, certificates representing outstanding Class A shares and Class C shares of the initial series of capital stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of capital stock of the Corporation so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer. The Class A shares and Class C shares of the initial series of capital stock shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the charter of the Corporation, as herein amended, or as determined by the Board of Directors pursuant thereto.

                     LORD ABBETT U.S. GOVERNMENT SECURITIES
                            MONEY MARKET FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

Class A Shares

  The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-5.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1.  Election of Directors:

    For [ ] Without Authority [ ] For All Except [ ] (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

    Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [ ] Against [ ] Abstain [ ] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending June 30, 1996.

3. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed changes in the Fund's fundamental investment policies and restrictions, as described in the proxy statement.

4. For [ ] Against [ ] Abstain [ ] To approve or disapprove the proposed new Class A Share Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

5. For [ ] Against [ ] Abstain [ ] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to create new classes and series of shares of capital stock; and (ii) confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created, as described in the proxy statement.


ACCOUNT NUMBER    SHARES              PROXY NUMBER

                     LORD ABBETT U.S. GOVERNMENT SECURITIES
                            MONEY MARKET FUND, INC.


PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

          For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)